                                                                 EXHIBIT 10.12
                          CONFIDENTIAL TREATMENT REQUESTED



                             10/98 AMENDMENT TO THE

                         BUSINESS COOPERATION AGREEMENT

                                    BETWEEN

                    SILICON IMAGE, INC AND INTEL CORPORATION


This Amendment to the BCA ("10/98 BCA Amendment") is entered into as of October 30, 1998 ("Effective Date") by and between Silicon Image, Inc. a California corporation, having an office at 10131 Bubb Road, Cupertino, CA 95134, U.S.A, ("SiI") and Intel Corporation, a Delaware corporation, having an office at 2200 Mission College Blvd., Santa Clara, California 95052, U.S.A. ("Intel").

                                    RECITALS

         WHEREAS, obtaining, support and participation from other key companies in the development of the digital display interface specification(s) may require that Intel and SiI enter into one or more separate digital display interface specification development agreement(s) that may materially conflict with one or more terms of the existing BCA and/or Exhibit A therein and may provide a materially different working group structure;

         WHEREAS, Intel and SiI each desire that their rights and obligations under the BCA shall apply, to the extent possible, to their respective activities in the DDI Working Group and the [***] Digital Display Interface Specifications developed by the DDI Working Group;

         WHEREAS, Intel and SiI desire to modify the specification license agreements provided in Exhibits B, C, D, and E of the BCA and also desire that all the rights and obligations contained in the BCA regarding executing the amended [***] Exhibits D and/or E herein, as applicable, shall apply to the digital display interface specifications produced by the DDI Working Group;

         NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows:

                                    AGREEMENT

1.       ADDITIONAL DEFINITIONS

         1.1. "BCA" shall mean the existing BUSINESS COOPERATION AGREEMENT BETWEEN SILICON IMAGE, INC. AND INTEL CORPORATION.

         1.2. "DDI Working Group" shall mean a group including Intel, Silicon Image, and one or more other entities that enter into a DDI [***] WG Agreement and/or DDI [***]

                                     1 of 1


[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

                  WG Agreement in order to cooperate in developing the [***] Digital Display Interface Specifications.

         1.3. "DDI [***] WG Agreement" shall mean an agreement, other than the BCA or Exhibit A therein, executed by the DDI Working Group that provides for joint development of the [***] Digital Display Interface Specification by the DDI Working Group and that provides a working group structure that materially differs from that provided by the existing BCA and Exhibit A therein and/or includes terms that materially differ from and conflict with one or more terms of the BCA and/or Exhibit A therein.

         1.4. "DDI [***] WG Agreement" shall mean an agreement, other than the BCA or Exhibit A therein, executed by the DDI Working Group that provides for joint development of the [***] Digital Display Interface Specification by the DDI Working Group and that provides a working group structure that materially differs from that provided by the existing BCA and Exhibit A therein and/or includes terms that materially differ from and conflict with one or more terms of the BCA and/or Exhibit A therein.

2. CHANGES TO EXHIBITS B AND C OF THE BCA. Intel and SiI each agree that the Exhibit B and C amended industry specification license agreements provided in this 10/98 BCA Amendment replace the BCA Exhibit B and C industry specification license agreements, respectively.

3.       [***]

4. CHANGES TO BCA SECTION 5.3 IF A DDI WORKING GROUP RELEASES A DIGITAL DISPLAY INTERFACE SPECIFICATION. If Intel and SiI enter into a DDI [***] WG Agreement and the DDI Working Group publicly releases a [***] Digital Display Interface Specification, Intel and SiI each agree that Section 5.3 of the BCA shall be amended as set forth below.

                  [***]

5. CHANGES TO BCA SECTION 5.4 IF A DDI WORKING GROUP RELEASES A DIGITAL DISPLAY INTERFACE SPECIFICATION. If Intel and SiI enter into a DDI [***] WG Agreement and the DDI Working Group publicly releases a [***] Digital Display Interface Specification, Intel and SiI each agree that Section 5.4 of the BCA shall be amended as set forth below.

                                     1 of 1


[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

         [***]

6. EFFECT OF INTEL/SII SPECIFICATION APPROVAL AS PART OF WG. In the event that Intel and SiI enter into a DDI [***] WG Agreement and/or DDI [***] WG Agreement and the agreement provides for individual working group members to approve or disapprove the working group digital display interface specifications, Intel and SiI each agree that their respective approval of any such draft or final specifications, whether under the BCA and/or under the DDI WG Agreement, shall deem that specification an Approved Specification for the purposes of the BCA and Section 4.2.2 therein.

7. APPLICABILITY OF BCA TO INTEL'S AND SII'S DDI WORKING GROUP ACTIVITIES. If Intel and SiI enter into a DDI [***] WG Agreement and/or a DDI [***] WG Agreement, Intel and SiI each agree that to the extent that the BCA is not in direct conflict with the DDI [***] WG Agreement and/or DDI [***] WG Agreement, the BCA shall apply to their respective activities in the DDI Working Group and the [***] Digital Display Interface Specifications developed by the DDI Working Group.

8. POSSIBLE FUTURE AMENDMENTS TO THE BCA. If Intel and SiI enter into a DDI [***] WG Agreement and/or a DDI [***] WG Agreement, Intel and SiI each agree to negotiate in good faith to amend the BCA solely to address any material conflicts between the DDI [***] WG Agreement and the BCA and/or the DDI [***] WG Agreement and the BCA, respectively. Intel and SiI each agree that any such amendment(s) shall preserve to the extent possible their rights and obligations under the BCA as applied to their respective activities in the DDI Working Group and the [***] Digital Display Interface Specifications developed by the DDI Working Group.

                                     1 of 1


[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by duly authorized officers or representatives on the date below written.

INTEL CORPORATION                               Silicon Image, Inc.



By: /s/ PATRICK P. GELSINGER                    By: /s/ DAVID D. LEE
    ------------------------                        ----------------

PATRICK P. GELSINGER                            DAVID D. LEE
----------------------------                    --------------------
Printed Name                                    Printed Name

V.P., GENERAL MANAGER                           CEO
----------------------------                    --------------------
Title                                           Title

12-7-98
----------------------------                    --------------------
Date                                            Date


         [SIGNATURE PAGE TO 10/98 AMENDMENT TO THE BUSINESS COOPERATION
          AGREEMENT BETWEEN SILICON IMAGE, INC. AND INTEL CORPORATION]


                                     1 of 1

                                    Exhibit A


         THIS 10/98 BCA AMENDMENT MAKES NO CHANGES TO EXHIBIT A OF THE BCA.



                                     1 of 3

                          Amended Exhibit B of the BCA



                                     AMENDED

         DIGITAL DISPLAY INTERFACE SPECIFICATION, [***] AGREEMENT

                                for the Industry



                                     1 of 3









[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

             LICENSE AGREEMENT BETWEEN INTEL AND SILICON IMAGE FOR THE
                DIGITAL DISPLAY INTERFACE SPECIFICATION, [***]

This is a royalty-free, reciprocal patent license provided by Intel and Silicon Image for Adopters of the Digital Display Interface Specification, [***]
who wish to make use of the Digital Display Interfaces ("DDI") described in the Digital Display Interface Specifications, in their DDI-compliant products. When Adopter's authorized representative during the Adoption Period signs this Agreement and delivers it to Intel at the address below, this Agreement will be legally binding and will extend to all Fellow Adopters.
--------------------------------------------------------------------------------

1.       DEFINITIONS:  As used in this Agreement,

-        "Adoption Period" means any time prior to the later of (1) the date six
         (6) months after [INSERT the public release date of the Digital Display Interface Specification] or (2) the date six (6) months after Adopter first sells a product that includes a Compliant Portion.

-         "Adopter" is the party identified at the end of this Agreement.

-        "Fellow Adopters" are Intel Corporation ("Intel"), Silicon Image, Inc.
         ("SiI"), and any other entity which during the Adoption Period executes and delivers or has executed and delivered to Intel Corporation a substantially identical counterpart of this Agreement, including any of the party's Affiliates.

- "Affiliate" means any entity which directly or indirectly controls, is controlled by, or is under common control with the subject party, so long as such control exists.

- The "Digital Display Interface Specification" is the document entitled DIGITAL INTERFACE SPECIFICATION, [***], published by Intel.

- The " Digital Display Interfaces" are the electrical interfaces, mechanical interfaces, signals, signaling and coding protocols, and bus protocols disclosed in, and required by, the Digital Display Interface Specification, including described options in that specification.

- "Interface Claims" means claims of a patent or patent application, which are owned or controlled by a party, that must be infringed in order to comply with the Digital Display Interfaces. "Interface Claims" does not include claims relating to manufacturing technology, claims not required to be infringed in complying with the Digital Display Interfaces (even if in the same patent as Interface Claims), or claims which, if licensed, would require a payment of royalties to unaffiliated third parties.

- "Compliant Portion" means portions of products (hardware, software or combinations thereof) that implement and are compliant with the Digital Display Interfaces.

2.       RECIPROCAL LICENSE

- Each Fellow Adopter grants to each other Fellow Adopter a nonexclusive, royalty-free, irrevocable, nontransferable, non-sublicenseable, worldwide license under its Interface Claims to make, have made, use, import, offer to sell and sell products which implement and comply with the Digital Display Interfaces; provided that such license under Interface Claims shall not extend to features of a product which are not required to implement and comply with the Digital Display Interfaces.

-         Adopter hereby accepts the licenses granted by the Fellow Adopters.

3.       GENERAL LEGAL POINTS

- NOT PARTNERS. The Parties are independent companies and are not partners or joint venturers with each other. Intel is not acting on behalf of any other entity including, but not limited to, other adopters or promoters of the Digital Display Interface Specification.

                                     2 of 3

[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

- NO WARRANTY. The Digital Display Interface Specification is provided "AS IS" WITH NO WARRANTIES WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, NONINFRINGEMENT OF THIRD-PARTY INTELLECTUAL PROPERTY, FITNESS FOR ANY PARTICULAR PURPOSE, OR ANY WARRANTY OTHERWISE ARISING OUT OF ANY PROPOSAL, SPECIFICATION, OR SAMPLE.

- DAMAGES. Neither Party will be liable to the other for any loss of profits, loss of use, incidental, consequential, indirect, or special damages arising out of this Agreement, whether or not such party had advance notice of the possibility of such damages.

- GOVERNING LAW. This Agreement shall be construed and controlled by the laws of Delaware. Any litigation arising out of this Agreement shall take place in Delaware, and the Parties irrevocably consent to jurisdiction of the state and Federal courts there.

- COMPLETE AGREEMENT, NO OTHER LICENSES. This Agreement sets forth the Parties' entire agreement regarding its subject matter. Except for the rights expressly provided by this Agreement, neither Party grants or receives, by implication, or estoppel, or otherwise, any rights under any patents or other intellectual property rights. No modifications or additions to or deletions from this Agreement shall be binding unless accepted in writing by an authorized representative of both Parties.

Silicon Image, Inc.

By:
    ----------------------------------
                  Vice-President

Date:
    ----------------------------------


INTEL CORPORATION                                  ADOPTER


By:
    ----------------------------------            -----------------------------
                  Vice-President                   (Company Name)

Date:                                              By:
    ----------------------------------                 ------------------------

Address:                                           Name:
       Intel Corporation                                -----------------------
       Digital Display Interface Office            Title:
       M/S:                                             -----------------------
       2200 Mission College Blvd.                  Date:
       Santa Clara, CA  95052-8119                      -----------------------

                                     3 of 3

                          Amended Exhibit C of the BCA



                                     Amended

             DIGITAL DISPLAY INTERFACE SPECIFICATION, [***] AGREEMENT

                                for the Industry



                                     1 of 3








[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

             LICENSE AGREEMENT BETWEEN INTEL AND SILICON IMAGE FOR THE
                DIGITAL DISPLAY INTERFACE SPECIFICATION, [***]

This is a royalty-free, reciprocal patent license provided by Intel and Silicon Image for Adopters of the Digital Display Interface Specification, [***]
who wish to make use of the Digital Display Interfaces ("DDI") described in the Digital Display Interface Specifications, in their DDI-compliant products. When Adopter's authorized representative during the Adoption Period signs this Agreement and delivers it to Intel at the address below, this Agreement will be legally binding and will extend to all Fellow Adopters.
-------------------------------------------------------------------------------

1.       DEFINITIONS:  As used in this Agreement,

-        "Adoption Period" means any time prior to the later of (1) the date six
         (6) months after [INSERT the public release date of the Digital Display Interface Specification] or (2) the date six (6) months after Adopter first sells a product that includes a Compliant Portion.

-         "Adopter" is the party identified at the end of this Agreement.

-        "Fellow Adopters" are Intel Corporation ("Intel"), Silicon Image, Inc.
         ("SiI"), and any other entity which during the Adoption Period executes and delivers or has executed and delivered to Intel Corporation a substantially identical counterpart of this Agreement, including any of the party's Affiliates.

- "Affiliate" means any entity which directly or indirectly controls, is controlled by, or is under common control with the subject party, so long as such control exists.

- The "Digital Display Interface Specification" is the document entitled DIGITAL INTERFACE SPECIFICATION, [***], published by Intel.

- The " Digital Display Interfaces" are the electrical interfaces, mechanical interfaces, signals, signaling and coding protocols, and bus protocols disclosed in, and required by, the Digital Display Interface Specification, including described options in that specification.

- "Interface Claims" means claims of a patent or patent application, which are owned or controlled by a party, that must be infringed in order to comply with the Digital Display Interfaces. "Interface Claims" does not include claims relating to manufacturing technology, claims not required to be infringed in complying with the Digital Display Interfaces (even if in the same patent as Interface Claims), or claims which, if licensed, would require a payment of royalties to unaffiliated third parties.

- "Compliant Portion" means portions of products (hardware, software or combinations thereof) that implement and are compliant with the Digital Display Interfaces.

2.       RECIPROCAL LICENSE

- Each Fellow Adopter grants to each other Fellow Adopter a nonexclusive, royalty-free, irrevocable, nontransferable, non-sublicenseable, worldwide license under its Interface Claims to make, have made, use, import, offer to sell and sell products which implement and comply with the Digital Display Interfaces; provided that such license under Interface Claims shall not extend to features of a product which are not required to implement and comply with the Digital Display Interfaces.

-         Adopter hereby accepts the licenses granted by the Fellow Adopters.

3.       GENERAL LEGAL POINTS

- NOT PARTNERS. The Parties are independent companies and are not partners or joint venturers with each other. Intel is not acting on behalf of any other entity including, but not limited to, other adopters or promoters of the Digital Display Interface Specification.

                                     2 of 3


[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

- NO WARRANTY. The Digital Display Interface Specification is provided "AS IS" WITH NO WARRANTIES WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, NONINFRINGEMENT OF THIRD-PARTY INTELLECTUAL PROPERTY, FITNESS FOR ANY PARTICULAR PURPOSE, OR ANY WARRANTY OTHERWISE ARISING OUT OF ANY PROPOSAL, SPECIFICATION, OR SAMPLE.

- DAMAGES. Neither Party will be liable to the other for any loss of profits, loss of use, incidental, consequential, indirect, or special damages arising out of this Agreement, whether or not such party had advance notice of the possibility of such damages.

- GOVERNING LAW. This Agreement shall be construed and controlled by the laws of Delaware. Any litigation arising out of this Agreement shall take place in Delaware, and the Parties irrevocably consent to jurisdiction of the state and Federal courts there.

- COMPLETE AGREEMENT, NO OTHER LICENSES. This Agreement sets forth the Parties' entire agreement regarding its subject matter. Except for the rights expressly provided by this Agreement, neither Party grants or receives, by implication, or estoppel, or otherwise, any rights under any patents or other intellectual property rights. No modifications or additions to or deletions from this Agreement shall be binding unless accepted in writing by an authorized representative of both Parties.

Silicon Image, Inc.

By:
    ----------------------------------
                  Vice-President

Date:
    ----------------------------------


INTEL CORPORATION                                  ADOPTER


By:
    ----------------------------------            -----------------------------
                  Vice-President                   (Company Name)

Date:                                              By:
    ----------------------------------                 ------------------------

Address:                                           Name:
       Intel Corporation                                -----------------------
       Digital Display Interface Office            Title:
       M/S:                                             -----------------------
       2200 Mission College Blvd.                  Date:
       Santa Clara, CA  95052-8119                      -----------------------

                                     3 of 3

                                      [***]

                          Amended Exhibit D of the BCA


                                      [***]





                                     1 of 3













[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

                                      [***]

                          Amended Exhibit E of the BCA


                                      [***]





                                     1 of 3













[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

                          CONFIDENTIAL TREATMENT REQUESTED



INTEL AND SILICON IMAGE CONFIDENTIAL

                           BUSINESS COOPERATION AGREEMENT

                                      BETWEEN

                     SILICON IMAGE, INC. AND INTEL CORPORATION

This Agreement ("Agreement") is entered into as of September 16, 1998 ("Effective Date") by and between Silicon Image, Inc. a California corporation, having an office at 10131 Bubb Road, Cupertino, CA 95134, U.S.A, ("SiI") and Intel Corporation, a Delaware corporation, having an office at 2200 Mission College Blvd., Santa Clara, California 95052, U.S.A. ("Intel").

                                      RECITALS

       WHEREAS, Intel and SiI desire to share certain design, technical information, and know-how to further the development and industry adoption of a complete digital display interface method between the PC system and digital desktop displays;

       WHEREAS, Intel and SiI desire to document the digital display interfaces in specifications and publish the specifications to the PC industry along with associated reciprocal patent licenses;

       WHEREAS, Intel and SiI desire to promote the specifications and an associated technology roadmap to encourage industry adoption of the digital display interface specifications;

       NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows:

                                     AGREEMENT

1.     DEFINITIONS

       1.1. "Advanced Transmitter" shall mean the layout of the most recent version of SiI's proprietary transmitter circuit and 1/O circuit (which SiI makes generally available to SiI's customers) which encodes, formats and transfers Video Data from graphics controller circuitry to a Receiver in accordance with the [***], such that the Advanced Transmitter can transmit to and be understood by the then most recent version (at the time Intel requests the Advanced Transmitter under the agreement of
              Section 9.2) of the Receiver generally released by SiI. The Advanced Transmitter shall not include any technology or products that implement functionality not included within the [***].

       1.2. "Current Transmitter" shall mean the layout of the most recent version of SiI's proprietary transmitter circuit and 1/O circuit (which SiI makes generally available to SiI's customers) which encodes, formats and transfers Video Data from graphics controller circuitry to a Receiver in accordance with the TMDS protocol specification as expressed or incorporated in the VESA Plug n Display, Digital Flat Panel (DFP) group specifications or the [***] Digital Display Interface Specification, such that the

[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

              Current Transmitter can transmit to and be understood by the then most recent (at the time Intel requests the Current Transmitter under the agreement of Section 9.1) version of the Receiver generally released by SiI. The Current Transmitter supports, at a minimum, XGA resolution. The Current Transmitter shall not include any technology or products that implement functionality not included within the specification corresponding to the Current Transmitter.

       1.3. "Digital Display Interface Roadmap" shall mean a chart that sets forth the key technology features for the [***] Digital Display Interface Specifications.

       1.4. "DDI Technical Information" shall mean design, technical information, and know-how about the current TMDS interface that is relevant to the [***] Digital Display Interface Specifications and design, technical information, and know-how about future enhancements to the TMDS interface relevant to the [***] Digital Display Interface Specification, where such design, technical information and know-how include, but are not limited to, the bus protocols, coding and signaling protocols, signal set, electricals (e.g., V-I curves, timings), mechanical interfaces (e.g., cables, connectors), and the architecture/environment in which interface compatible devices operate.

       1.5.   "IDF" shall mean an Intel Developers Forum event.

       1.6. "Receiver" shall mean integrated circuitry that is dedicated to providing support logic for a display device and that receives serial-form encoded digital graphic information from a Current Transmitter or Advanced Transmitter and decodes and de-serializes the digital graphic information for display on the display device.

       1.7. "[***] Draft Digital Display Interface Specification" shall mean a draft specification that documents the current TMDS interface, including, but not limited to, the bus protocols, coding and signaling protocols, signal set, electricals (e.g., V-1 curves, timings), mechanical interfaces (e.g., cables, connectors), and the architecture/environment in which interface compatible devices operate.

       1.8. "[***] Digital Display Interface Specification" shall mean a final-version specification that documents the current TMDS interface, including, but not limited to, the bus protocols, coding and signaling protocols, signal set, electricals (e.g., V-I curves, timings), mechanical interfaces (e.g., cables, connectors), and the architecture/environment in which interface compatible devices operate.

       1.9.   [***]

[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

2.     DIGITAL MONITOR INTERFACE SPECIFICATION DEVELOPMENT

       2.1. Intel and SiI each agree to use reasonable and diligent efforts to collaborate in the development of the [***] Digital Display Interface Specifications [***]. Intel intends to [***]. However, [***].

              ----------------------------------------------------------------
              [***]
              ----------------------------------------------------------------

       2.2. Intel and SiI each agree to use reasonable and diligent efforts to identify enhancements to the current TMDS interface [***].

       2.3. Between the Effective Date and the public release of the [***] Digital Display Interface Specification, Intel and SiI each agree to provide appropriate technical resources to develop, draft, and review the [***].

       2.4. [***], Intel and SiI each agree to provide appropriate technical resources to develop, draft, and review the [***].

       2.5. Intel and SiI each agree to use reasonable and good faith efforts to agree on [***] development of the [***] Digital Display Interface Specifications. [***]. In the event that Intel and SiI cannot agree on [***], Intel and SiI each agree that either party may exercise the termination provision of Subsection 10.3.

       2.6.   TECHNICAL INFORMATION

                     2.6.1. Intel and SiI each agree to collaborate in good
                            faith on the identification and sharing of the DDI Technical Information as needed for the development of the [***] Digital Display Interface Specifications.

[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

                     2.6.2. Intel and SiI each agree that the technical
                            information to be exchanged in accordance with Sections 2.6.1 and 3.1 shall be provided under:

                            2.6.2.1. the current Corporate Non Disclosure Agreement (CNDA), Number 94185 dated September 24, 1997 (included in Exhibit F), or

                            2.6.2.2. separate agreements mutually agreed upon by the parties.

                     2.6.3. Intel and SiI each acknowledge that certain
                            technical information may have been obtained from third parties with confidentiality obligations thereby restricting disclosure without approval of the appropriate third party. Intel and SiI each agree to make a reasonable effort to obtain third party approval for disclosure of such relevant DDI Technical Information to the other party.

3.     TECHNOLOGY ROADMAP DEVELOPMENT

       3.1. Intel and SiI each agree to use reasonable and diligent efforts to collaborate in the development of the Digital Display Interface Roadmap.

       3.2. Intel and SiI each agree to use reasonable and good faith efforts to agree on [***] development of the Digital Display Interface Roadmap. [***]. In the event that Intel and SiI cannot agree on [***], Intel and SiI each agree that either party may exercise the termination provision of Subsection 10.3.

4.     CONTENT AND PUBLICATION OF THE ROADMAP AND SPECIFICATIONS

       4.1. Providing that SiI substantially contributes to the development of the respective [***] Digital Display Interface
              Specifications, as provided in Section 2, Intel agrees to include a statement in the respective [***] Digital Display Interface Specifications recognizing SiI's technical contribution to the respective specifications.

       4.2.   SPECIFICATION CONTENT AND APPROVAL.

              4.2.1. Intel and SiI each agree to use reasonable and good faith efforts to agree on the content of the Digital Display Interface Roadmap and [***] Digital Display Interface Specifications before their public release by Intel. In the event that Intel and SiI cannot agree on the content of the Digital Display Interface Roadmap, or the [***] Digital Display Interface Specifications before their public release, Intel and SiI each

[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

                     agree that either party may exercise the termination provision of Subsection 10.3.

              4.2.2. In preparing the [***] Digital Display Interface
                     Specifications for publication, Intel will provide SiI (along with other specification developers) various draft specifications for review and comment and approval by Intel and SiI. Such draft specifications will be marked with the header "DRAFT SPECIFICATION FOR REVIEW AND COMMENT." Intel and SiI each agree that if within fourteen (14) days after receiving a draft specification they do not provide to the other party any written objection to the content of the draft specification, the draft specification shall be deemed an "Approved Specification." If within the fourteen (14) days, any written objections are provided to the other party, only the content of the draft specification not specifically objected to by either party shall be deemed "Approved Content."

       4.3. Intel and SiI agree that Intel will be responsible to publish [***] Digital Display Interface Specifications to the industry.

       4.4. After Intel has posted one of the [***] Digital Display Interface Specifications on an Intel supported web site, SiI shall have the right to provide a web link to the posted specification(s), or reproduce and distribute exact electronic copies of the posted specification(s), or reproduce and distribute exact paper copies of the printed file(s) thereof.

       4.5. SiI agrees not to assert any copyright claim with respect to content of the Digital Display Interface Roadmap or the [***] Digital Display Interface Specifications regarding SiI contributions included in an Approved Specification or that are Approved Content (see Subsection 4.2.2).

5.     SEPARATE INTELLECTUAL PROPERTY AGREEMENTS

       5.1. [***] SPECIFICATION LICENSE AGREEMENT FOR THE INDUSTRY. The DIGITAL DISPLAY INTERFACE SPECIFICATION, [***] AGREEMENT in Exhibit B is entirely separate from this Agreement. Intel and SiI each agree to jointly make the agreement of Exhibit B, or a substantially similar agreement, available, on a non-discriminatory basis, to the industry coincident with the public release of the Approved Specification, [***] Digital Display Interface Specification. Intel and SiI each agree to execute the Exhibit B agreements that are signed and returned to Intel or SiI by third parties with regard to Approved Specifications. Intel shall retain the executed original agreements and promptly provide copies to SiI.

       [***]

[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

6.     PRODUCT ROADMAPS

       6.1. Intel and SiI each agree to use reasonable and good faith efforts to develop their respective product development plans in support of the Approved Specifications in the Digital Display Interface Roadmap, including the Approved Specification, [***] Digital Display Interface Specification.

       6.2. Intel and SiI each understand that rate of adoption of the Digital Display Interface Roadmap, the [***] Digital Display Interface Specifications, and their associated respective product development is dependent to a large degree on the relative prices and availability of flat panel displays, as well as other market conditions, over which neither company has any material control.

7.     PROMOTION OF THE ROADMAP AND DIGITAL MONITOR INTERFACE SPECIFICATIONS

       7.1. Intel and SiI each agree that any of their respective public statements regarding support of digital display interfaces will indicate complete support of the Digital Display Interface Roadmap and the associated [***] Digital Display Interface Specifications.

       7.2. Intel and SiI each agree that the other party may publicize their respective contributions (including providing intellectual property) to the development of the Digital Display Interface Roadmap and the [***] Digital Display Interface Specifications.

       7.3. Intel and SiI each agree to use reasonable and good faith efforts to coordinate their respective public messages regarding the Digital Display Interface Roadmap, the associated [***] Digital Display Interface Specifications, and their products that are compatible with the [***] Digital Display Interface Specifications.

       7.4. Intel agrees to disclose at an Intel sponsored or co-sponsored event, the Digital Display Interface Roadmap and SiI's role as a technical contributor. Intel intends to publicly

[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

              disclose the Digital Display Interface Roadmap [***].

       7.5. Intel and SiI each agree to support and promote a mutually approved Digital Display Interface Roadmap in their respective customer and industry digital desktop display interface initiative efforts.

       7.6. Upon public disclosure of the Approved Specification, [***] Digital Display Interface Specification, Intel and SiI agree to use reasonable and good faith efforts to support and promote industry migration to the Approved Specification, [***] Digital Display Interface Specification.

8.     PROGRAM MANAGEMENT

       8.1. Intel and SiI each agree to designate respective project managers to coordinate their respective development efforts, and to hold regular management review meetings to review the program's status, progress and issues, as well as the exchange of DDI Technical Information. Intel and SiI shall also attempt to identify and agree on those additional elements to be included in the development efforts under this Agreement.

       8.2. Within ten (10) days after the Effective Date, and thereafter no less than once a quarter during the term of the agreement, each party will deliver copies of any items identified as being part of the DDI Technical Information which have not already been delivered to the other party.

       8.3. It is understood by both parties that some elements of the collaborative efforts may have been overlooked or that the identified elements will evolve, be modified and/or enhanced during the course of the parties' relationship. Both parties agree to work together to ensure any omissions, modifications and/or enhancements are quickly identified and raised for reasonable resolution, with the intention of cooperating to ensure timely completion of both parties' development efforts. In addition, updates by either party to their respective development efforts that could affect the other party's efforts will be reasonably made available in a timely manner so as to help facilitate the activities contemplated hereunder.

9.     [***]

[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

10.    EFFECTIVE DATE, TERM AND TERMINATION

       10.1. TERM. This Agreement will become effective upon the Effective Date, and shall continue in effect for a term of four (4) years, unless otherwise terminated under the terms of this Agreement.

       10.2. TERMINATION FOR CONVENIENCE. One (1) year after the public release of the [***] Digital Display Interface Specification, thereafter either party shall have the right to terminate this Agreement for any reason or for no reason upon six (6) months prior written notice to the other party.

              10.2.1. In the event of termination under Subsection 10.2, the terminating party agrees not to publish a competing display interface specification or publicly promote a competing display interface initiative for a period of one (1) year after termination; provided that the terminating and non-terminating party are free to design and market products that support another display interface.

              10.2.2. Upon termination under Subsection 10.2, the terminating party agrees not to assert any copyright in the [***] Digital Display Interface
                            Specification with respect to material in any Approved Specification or that is Approved Content (as set forth in 4.2.2).

              10.2.3. Upon termination under Subsection 10.2, the terminating party agrees to execute the respective Exhibit B and C specification license agreements that are signed and returned to Intel or SiI by third parties; provided that at the time of termination, the respective [***] Digital Display Interface Specification has been publicly released and are respectively Approved Specifications under Subsection 4.2.2. The terminating party agrees to thereafter timely provide the signed agreements to the non-terminating party.

              10.2.4. The terms defined in quotes (e.g., "ABC" means) in this Subsection 10.2.4 apply only to this Subsection 10.2.4 and not the rest of this Agreement. Effective upon termination under Subsection 10.2, the terminating party grants to the non-terminating party a non-exclusive, royalty-free, nontransferable, world-wide license, with rights to sublicense under LICENSED CLAIMS, to make, have made, use, sell, offer to sell, and import products which implement and comply with the [***] Digital Display Interface Specification, including described options in that specification; provided that such license under Interface Claims shall not extend to features of a product which are not required to implement and comply with the Digital Display Interfaces; and provided that such license under [***] shall not extend to features of a product which are not used to implement and comply with the Digital Display Interfaces. "LICENSED CLAIMS" means Interface Claims,

[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

                            [***]. "INTERFACE CLAIMS" means claims of a patent or patent application, which are owned or controlled by a party, that must be infringed in order to comply with the Digital Display Interfaces. "Interface Claims" does not include claims relating to manufacturing technology, claims not required to be infringed in complying with the Digital Display Interfaces (even if in the same patent as Interface Claims), or claims which, if licensed, would require a payment of royalties to unaffiliated third parties. The "DIGITAL DISPLAY INTERFACES" are the electrical interfaces, mechanical interfaces, signals, signaling and coding protocols, and bus protocols disclosed in, and required by, the most recent (at the time of termination under Subsection 10.2) Approved Specification (as provided in Subsection 4.2.2) (hereinafter "Convenience Specification"), including described options in the Convenience Specification. [***] means claims of a patent or patent application, which are owned or controlled by a party, to the extent that such claims read on [***] does not include claims relating to manufacturing technology, or claims which, if licensed, would require a payment of royalties to unaffiliated third parties. [***] means claims of a patent or patent application, which are owned or controlled by a party, to the extent that such claims read on [***] does not include claims relating to manufacturing technology, or claims which, if licensed, would require a payment of royalties to unaffiliated third parties. [***].

       10.3. TERMINATION FOR DISAGREEMENT. [***], Intel and SiI shall have the right to terminate this Agreement upon thirty (30) days prior written notice to the other party.

              10.3.1. Upon termination under Subsection 10.3, both Intel and SiI shall have the right under each party's copyrights to publish derivative specifications based on the most recent (at the time of termination under Subsection 10.3) Approved Specification (as provided in Subsection 4.2.2) (hereinafter "Disagreement
                            Specification"). Intel and SiI each agree not to assert any copyright claim in the Disagreement Specification or derivative specifications thereof.

              10.3.2. Upon termination under Subsection 10.3, Intel and SiI each agree to execute the Exhibit B and C agreements that are signed and returned to Intel or SiI by third

[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

                            parties provided that at the time of termination, the respective [***] Digital Display Interface Specification has been publicly released and are respectively Approved Specifications under Subsection 4.2.2. Intel and SiI each agree to provide the other with copies of the fully executed Exhibit B and C agreements.

              10.3.3. The terms defined in quotes (e.g., "ABC" means) in this Subsection 10.3.3 apply only to this Subsection 10.3.3 and not the rest of this Agreement. Effective upon termination under Subsection 10.3, Intel and SiI each grant to the other party a non-exclusive, royalty-free, non-transferable, worldwide license, with rights to sublicense under LICENSED CLAIMS, to make, have made, use, sell, offer to sell, and import products which implement and comply with each party's next publicly released digital display interface specification which is each party's equivalent to the [***] Digital Interface Specification, including described options in their respective specification; provided that such license under Interface Claims shall not extend to features of a product which are not required to implement and comply with the Digital Display Interfaces; and provided that such license under [***] shall not extend to features of a product which are not used to implement and comply with the Digital Display Interfaces. "Licensed Claims" means Interface Claims, [***]. "INTERFACE CLAIMS" means claims of a patent or patent application, which are owned or controlled by a party, that must be infringed in order to comply with the Digital Display Interfaces. "Interface Claims" does not include claims relating to manufacturing technology, claims not required to be infringed in complying with the Digital Display Interfaces (even if in the same patent as Interface Claims), or claims which, if licensed, would require a payment of royalties to unaffiliated third parties. The "DIGITAL DISPLAY INTERFACES" are the electrical interfaces, mechanical interfaces, signals, signaling and coding protocols, and bus protocols disclosed in, and required by, the Disagreement Specification, including described options in that specification. [***] means claims of a patent or patent application, which are owned or controlled by a party, to the extent that such claims read on [***] does not include claims relating to manufacturing technology, or claims which, if licensed, would require a payment of royalties to unaffiliated third parties. [***] means claims of a patent or patent application, which are owned or controlled by a party, to the extent that such claims read on [***] does not include claims relating to manufacturing technology, or claims which, if licensed, would require a payment of royalties to unaffiliated third parties. [***]

[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

                            [***].

       10.4. TERMINATION FOR BREACH. This Agreement may be terminated by either party upon written notice to the other, if the other party breaches any material term or condition of this Agreement and fails to remedy the breach within sixty (60) days after being given written notice thereof; provided however, that if such breach cannot be cured within such sixty (60) day period, but
              (x) the breach is capable of cure, (y) the breaching party commences to effect a cure within such sixty (60) day period and
              (z) the breaching party diligently pursues such cure, the breaching party will have so much time as is reasonably necessary to cure such default.

              10.4.1. In the event of termination under Subsection 10.4, the breaching party agrees not to publish a competing display interface specification or publicly promote a competing display interface initiative for a period of one (1) year after termination; provided that the breaching and nonbreaching party are free to design and market products that support another display interface.

              10.4.2. Upon termination under Subsection 10.4, the breaching party agrees not to assert any copyright in the [***] Digital Display Interface Specification with respect to material in any Approved Specification or that is Approved Content (as set forth in Subsection 4.2.2).

              10.4.3. Upon termination under Subsection 10.4, the breaching party agrees to execute the respective Exhibit B and C specification license agreements that are signed and returned to Intel or SiI by third parties; provided that at the time of termination, the respective [***] Digital Display Interface Specification has been publicly released and are respectively Approved Specifications under Subsection 4.2.2. The breaching party agrees to thereafter timely provide the signed agreements to the non-terminating party.

              10.4.4. The terms defined in quotes (e.g., "ABC" means) in this Subsection 10.4.4 apply only to this Subsection 10.4.4 and not the rest of this Agreement. Effective upon termination under Subsection 10.4, the breaching party grants to the non-breaching party a non-exclusive, royalty-free, nontransferable, world-wide license, with rights to sublicense under LICENSED CLAIMS, to make, have made, use, sell, offer to sell, and import products to the extent such products incorporate circuitry which is used to implement and comply with the [***] Digital Display Interface Specification, including described options in that specification. "LICENSED CLAIMS" means Interface Claims, [***]. "INTERFACE CLAIMS" means claims of a patent or patent application, which are owned or controlled by a party, that must be infringed in order to comply with the Digital Display Interfaces. "Interface Claims" does not include claims relating to manufacturing technology, claims not required to be infringed in complying with the Digital Display Interfaces (even if in the same patent as Interface Claims), or claims which, if licensed, would require a payment of royalties to unaffiliated third parties. The "DIGITAL DISPLAY INTERFACES" are the electrical interfaces, mechanical interfaces, signals, signaling and coding protocols, and bus protocols

[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

                            disclosed in, and required by, the most recent (at the time of termination under Subsection 10.2) Approved Specification (as provided in Subsection 4.2.2) (hereinafter "Convenience Specification"), including described options in the Convenience Specification. [***] means claims of a patent or patent application, which are owned or controlled by a party, to the extent that such claims read on [***] does not include claims relating to manufacturing technology, or claims which, if licensed, would require a payment of royalties to unaffiliated third parties. [***] means claims of a patent or patent application, which are owned or controlled by a party, to the extent that such claims read on [***] does not include claims relating to manufacturing technology, or claims which, if licensed, would require a payment of royalties to unaffiliated third parties. [***].

       10.5. EFFECT OF TERMINATION. The provisions of Sections 1, 4.1, 4.4, 4.5, 7.2, 9. 1, 10, 11, 12, 13, and 5.1 and 5.3 if the [***]
              Digital Interface Specification has been publicly released and is an Approved Specification, and 5.2 and 5.4 if the [***] Digital Interface Specification has been publicly released and is an Approved Specification will survive any termination or expiration of this Agreement.

11.    WARRANTY DISCLAIMER

       Each party acknowledges that the development efforts to be taken hereunder are speculative in nature and that there is no guarantee that the materials contributed by either party will be error free or sufficient to complete all of its development objectives. THEREFORE, EACH PARTY PROVIDES TECHNICAL INFORMATION OR OTHER MATERIALS OR INFORMATION PROVIDED HEREUNDER TO THE OTHER PARTY "AS IS," AND NEITHER PARTY MAKES ANY WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE WITH RESPECT TO TECHNICAL INFORMATION, AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, NON INFRINGEMENT OF THIRD PARTY RIGHTS, AND FITNESS FOR A PARTICULAR PURPOSE. In the event that either party discovers defects or errors in the DDI Technical Information or other materials or information delivered hereunder, that party's sole and exclusive remedy will be for both parties to use their reasonable efforts to cooperate to correct any such defects or errors.

12.    LIMITATION OF LIABILITY

       IN NO EVENT WILL EITHER PARTY BE LIABLE FOR LOST PROFITS, LOSS OF DATA, OR FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, OR INCIDENTAL DAMAGES, HOWEVER CAUSED, ON ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY

[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING UNDER ANY CAUSE OF ACTION AND IN ANY WAY OUT OF THIS AGREEMENT OR THE DESIGNS, PRODUCTS, INFORMATION OR OTHER TECHNOLOGY PROVIDED PURSUANT TO THIS AGREEMENT. THE PROVISIONS OF THIS SECTION 10 WILL APPLY NOTWITHSTANDING THE FAILURE OF ANY LIMITED REMEDIES HEREUNDER.

13.    MISCELLANEOUS PROVISIONS

       13.1. NO ASSIGNMENT. This Agreement may not be assigned or otherwise transferred, nor, except as expressly provided herein, may any right or obligation hereunder be assigned or transferred, to a third party by either party without the prior written consent of the other party hereto. Notwithstanding the foregoing or anything contained herein to the contrary, either party may transfer or assign its licenses, rights and obligations under this Agreement to (i) a wholly owned subsidiary who has sufficient resources and rights to fulfill the terms of this Agreement or (ii) a successor to all or substantially all of its business or assets relating to this Agreement who has sufficient resources and rights to fulfill the terms of this Agreement whether by sale, merger, operation of law or otherwise.

       13.2. NOTICE. All notices required or permitted to be given hereunder shall be in writing and shall be delivered by hand, or if dispatched by prepaid air courier or by registered or certified airmail, postage prepaid, addressed as follows:

              If to SiI:                  If to Intel:

              President                   General Counsel
              Silicon Image, Inc.         Intel Corporation
                                          2200 Mission College Blvd.
              10131 Bubb Road             Santa Clara, CA  95052
              Cupertino, CA  95134        United States of America
              United States of America

              Such notices shall be deemed to have been served when received by addressee or, if delivery is not accomplished by reason of some fault of the addressee, when tendered for delivery. Either party may give written notice of a change of address and, after notice of such change has been received, any notice or request shall thereafter be given to such party as above provided at such changed address.

       13.3. NO RULE OF STRICT CONSTRUCTION. Regardless of which party may have drafted this Agreement, no rule of strict construction shall be applied against either party. If any provision of this Agreement is determined by a court to be unenforceable, the parties shall deem the provision to be modified to the extent necessary to allow it to be enforced to the extent permitted by law, or if it cannot be modified, the provision will be severed and deleted from this Agreement, and the remainder of the Agreement will continue in effect.

       13.4. TAXES. Each party shall be responsible for the payment of its own tax liability arising from this transaction.

       13.5. ENTIRE AGREEMENT. This Agreement embodies the entire understanding of the parties with respect to the subject matter hereof, and merges all prior discussions between them, and neither of the parties shall be bound by any conditions, definitions, warranties, understandings, or representations with respect to the subject matter hereof other than as expressly provided herein. No oral explanation or oral information by either party hereto shall alter the meaning or interpretation of this Agreement.

       13.6. MODIFICATION; WAIVER. No modification or amendment to this Agreement, nor any waiver of any rights, will be effective unless assented to in writing by the party to be charged, and the waiver of any breach or default will not constitute a waiver of any other right hereunder or any subsequent breach or default.

       13.7. GOVERNING LAW. This Agreement and matters connected with the performance thereof shall be construed, interpreted, applied and governed in all respects in accordance with the laws of the United States of America and the State of California, without reference to conflict of laws principles.

       13.8. JURISDICTION. Intel and SiI agree that all disputes and litigation regarding this Agreement and matters connected with its performance shall be subject to the exclusive jurisdiction of the courts of the State of California or of the Federal courts sitting therein.

       13.9. CONFIDENTIALITY OF TERMS. The parties hereto shall keep the terms of this Agreement confidential and shall not now or hereafter divulge these terms to any third party except:

              13.9.1.       with the prior written consent of the other party;
                            or

              13.9.2. to any governmental body having jurisdiction to call therefor; or

              13.9.3. subject to 13.9.4 below, as otherwise may be required by law or legal process, including to legal and financial advisors in their capacity of advising a party in such matters; or

              13.9.4. during the course of litigation so long as the disclosure of such terms and conditions are restricted in the same manner as is the confidential information of other litigating parties and so long as (a) the restrictions are embodied in a court-entered Protective Order and (b) the disclosing party informs the other party in writing at least ten (10) days in advance of the disclosure; or

              13.9.5. in confidence to legal counsel, accountants, banks and financing sources and their advisors solely in connection with complying with financial transactions.

              The parties shall cooperate in preparing and releasing an announcement, if any, relating to this Agreement.

       13.10. PRESS RELEASES.

              13.10.1. No publicity or information regarding this Agreement will be given or released by either party without the express authorization of the other party, which authorization shall not be unreasonable withheld.

              13.10.2. Neither party shall make or authorize any news release, advertisement, or other public disclosure which shall deny or confirm the existence of this Agreement, without the written consent of the other party which consent shall not be unreasonably withheld.

       13.11. COMPLIANCE WITH LAWS. Anything contained in this Agreement to the contrary notwithstanding, the obligations of the parties hereto and of the Subsidiaries of the parties shall be subject to all laws, present and future, of any government having jurisdiction over the parties hereto or the Subsidiaries of the parties, and to orders, regulations, directions or requests of any such government.

       13.12. EXPORT CONTROLS. Each party understands and acknowledges that DDI Technical Information, software, and other information and materials transferred hereunder are subject to the export licensing requirements of the U.S. Government. If any of these are to be exported by either party, it is that parties sole responsibility to make timely application in its own name for any export license required by U.S. export control laws and regulations.

       13.13. FORCE MAJEURE. The parties hereto shall be excused from any failure to perform any obligation hereunder to the extent such failure is caused by war, acts of public enemies, strikes or other labor disturbances, fires, floods, acts of God, or any causes of like or different kind beyond the control of the parties.

       13.14. COUNTERPARTS. This Agreement may be executed in two (2) or more counterparts, all of which, taken together, will be regarded as one and the same instrument.

       13.15. SECTION HEADINGS. The section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by duly authorized officers or representatives on the date below written.

INTEL CORPORATION                      Silicon Image, Inc.

By: /s/ Patrick P. Gelsinger           By:  /s/ David D. Lee
   -------------------------------        -----------------------------

Patrick P. Gelsinger                   David D. Lee
----------------------------------     --------------------------------
Printed Name                           Printed Name

Vice President, General Manager        CEO
----------------------------------     --------------------------------
Title                                  Title

9-14-98                                September 16, 1998
----------------------------------     --------------------------------
Date                                   Date

                 [SIGNATURE PAGE TO BUSINESS COOPERATION AGREEMENT BETWEEN SILICON IMAGE, INC. AND INTEL CORPORATION]

                                     EXHIBIT A

                           DEVELOPMENT AGREEMENT FOR THE

                      DIGITAL DISPLAY INTERFACE SPECIFICATIONS

       DEVELOPMENT AGREEMENT FOR THE DIGITAL DISPLAY INTERFACE SPECIFICATIONS

Intel and Silicon Image, Inc. are developing a digital display technology roadmap and draft specifications which may become appropriate for publication and industry-wide adoption and seeks the counsel, advice, and input of ABC COMPANY ("ABC"). In order to facilitate consultations between ourselves and with other industry participants, this Agreement sets out the legal terms which will govern those consultations.

TERMS. "INTEL" refers to Intel Corporation. "SII" REFERS TO SILICON IMAGE, INC. "PARTICIPANT" refers to the industry participant named above. "FELLOW PARTICIPANTS" refers to other industry participants identified by Intel who have executed appropriate confidentiality agreements. "DRAFT SPECIFICATIONS" refers to the "PRELIMINARY VERSIONS OF EACH OF THE FOLLOWING SPECIFICATIONS:
THE DIGITAL DISPLAY INTERFACE SPECIFICATIONS, [***]" being prepared by Intel and generally relating to the subject of an interface for integrating digital display devices in a computer system environment.

CONSULTATION. Intel, SiI, and Participant may consult with each other on the content, feasibility, and other aspects of one or more revisions of the Draft Specifications. Intel shall be free to incorporate the suggestions of Participant into the Draft Specifications, and also into the Digital Display Interface Specifications, [***] and the digital display technology roadmap which Intel intends to publicly release. Participant agrees not to assert any copyright claim related to the Specifications.

IN CONFIDENCE. Participant will maintain the Draft Specifications in confidence with at least the same degree of care that it uses to protect its own confidential and proprietary information, but no less than a reasonable degree of care under the circumstances and will neither disclose nor copy the Draft Specifications except as necessary for its employees with a need to know. Any copies which are made will be marked "confidential," "proprietary" or with a similar legend. Unless the parties agree otherwise, this obligation of confidentiality will expire on DECEMBER 31, 2003. A party will not be liable for the disclosure of any information as required by law or which is:

              included in the final, publicly released, version of one of the Specifications, or rightfully in the public domain other than by such party's breach of a duty; or rightfully received from a third party without any obligation of confidentiality; or independently developed by employees of the receiving party.

FELLOW PARTICIPANTS. Intel may invite additional parties to become Fellow Participants. When Intel identifies such a Fellow Participant, and such Fellow Participant has executed a similar confidentiality agreement, the Participant shall be free to exchange information relating to the Draft Specification with such party, and such information shall be treated as confidential as provided above.

EARLY TERMINATION. Any party may terminate this agreement at any time without cause upon written notice to the other. All obligations of confidentiality, rights to incorporate the suggestions of Participant into the Specifications, and non-assertion of copyright claims will survive the termination of this agreement.

GENERAL. This Agreement does not create a joint venture, partnership or other form of business association between the parties, nor an obligation to buy or sell products implementing the Specifications. This Agreement will be governed by the laws of Delaware. All parties understand and acknowledge that, except as expressly granted herein in writing, no other license under any patent, copyrights, or other intellectual property right is granted to or conferred upon either party in this

[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

Agreement or by the transfer of any information by one party to the other party as contemplated hereunder, either by implication, inducement, estoppel or otherwise.

AGREED:

INTEL CORPORATION                                PARTICIPANT

By:                                              By:
   -----------------------------                    ----------------------------


--------------------------------                 -------------------------------
Printed Name                                     Printed Name


--------------------------------                 -------------------------------
Title                                            Title


--------------------------------                 -------------------------------
Date                                             Date

SILICON IMAGE, INC.

By:
   -----------------------------


--------------------------------
Printed Name


--------------------------------
Title


--------------------------------
Date

                                    EXHIBIT B

             DIGITAL DISPLAY INTERFACE SPECIFICATION [***] AGREEMENT

                                FOR THE INDUSTRY







[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
THIS IS A ROYALTY-FREE, RECIPROCAL PATENT LICENSE PROVIDED BY INTEL AND
SILICON IMAGE FOR ADOPTERS OF THE DIGITAL DISPLAY INTERFACE SPECIFICATION,
[***] WHO WISH TO MAKE USE OF THE DIGITAL DISPLAY INTERFACES ("DDI")
DESCRIBED IN THE DIGITAL DISPLAY INTERFACE SPECIFICATIONS, IN THEIR DDI-COMPLIANT PRODUCTS. WHEN ADOPTER'S AUTHORIZED REPRESENTATIVE DURING
THE ADOPTION PERIOD SIGNS THIS AGREEMENT AND DELIVERS IT TO INTEL AT THE
ADDRESS BELOW, THIS AGREEMENT WILL BE LEGALLY BINDING AND WILL EXTEND TO ALL FELLOW ADOPTERS.
--------------------------------------------------------------------------------
1.  Definitions: AS USED IN THIS AGREEMENT,

- "Adoption Period" means any time prior to the later of (1) the date six (6) months after [INSERT the public release date of the Digital Display Interface Specification] or (2) the date six (6) months after Adopter first sells a product that includes a Compliant Portion.

-    "Adopter" is the party identified at the end of this Agreement.

- "Fellow Adopters" are Intel Corporation ("Intel"), Silicon Image, Inc. ("SiI"), and any other entity which during the Adoption Period executes and delivers or has executed and delivered to Intel Corporation a substantially identical counterpart of this Agreement, including any of the party's Affiliates.

- "Affiliate" means any entity which directly or indirectly controls, is controlled by, or is under common control with the subject party, so long as such control exists.

- The "Digital Display Interface Specification" is the document entitled DIGITAL INTERFACE SPECIFICATION, [***], published by Intel.

- The "Digital Display Interfaces" are the electrical interfaces, mechanical interfaces, signals, signaling and coding protocols, and bus protocols disclosed in, and required by, the Digital Display Interface Specification, including described options in that specification.

- "Interface Claims" means claims of a patent or patent application, which are owned or controlled by a party, that must be infringed in order to comply with the Digital Display Interfaces. "Interface Claims" does not include claims relating to manufacturing technology, claims not required to be infringed in complying with the Digital Display Interfaces (even if in the same patent as Interface Claims), or claims which, if licensed, would require a payment of royalties to unaffiliated third parties.

- "Compliant Portion" means portions of products (hardware, software or combinations thereof) that implement and are compliant with the Digital Display Interfaces.

2.   Reciprocal License

- Each Fellow Adopter grants to each other Fellow Adopter a nonexclusive, royalty-free, irrevocable, nontransferable, non-sublicenseable, worldwide license under its Interface Claims to make, have made, use, import, offer to sell and sell products which implement and comply with the Digital Display Interfaces; provided that such license under Interface Claims shall not extend to features of a product which are not required to implement and comply with the Digital Display Interfaces.

-    Adopter hereby accepts the licenses granted by the Fellow Adopters.


[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

3.  General Legal Points

- NOT PARTNERS. The Parties are independent companies and are not partners or joint venturers with each other. Intel is not acting on behalf of any other entity including, but not limited to, other adopters or promoters of the Digital Display Interface Specification.

- NO WARRANTY. The Digital Display Interface Specification is provided "AS IS" WITH NO WARRANTIES WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, NONINFRINGEMENT OF THIRD-PARTY INTELLECTUAL PROPERTY, FITNESS FOR ANY PARTICULAR PURPOSE, OR ANY WARRANTY OTHERWISE ARISING OUT OF ANY PROPOSAL, SPECIFICATION, OR SAMPLE.

- DAMAGES. Neither Party will be liable to the other for any loss of profits, loss of use, incidental, consequential, indirect, or special damages arising out of this Agreement, whether or not such party had advance notice of the possibility of such damages.

- GOVERNING LAW. This Agreement shall be construed and controlled by the laws of Delaware. Any litigation arising out of this Agreement shall take place in Delaware, and the Parties irrevocably consent to jurisdiction of the state and Federal courts there.

- COMPLETE AGREEMENT, NO OTHER LICENSES. This Agreement sets forth the Parties' entire agreement regarding its subject matter. Except for the rights expressly provided by this Agreement, neither Party grants or receives, by implication, or estoppel, or otherwise, any rights under any patents or other intellectual property rights. No modifications or additions to or deletions from this Agreement shall be binding unless accepted in writing by an authorized representative of both Parties.

SILICON IMAGE, INC.

By:_________________________________
           Vice-President

Date:_______________________________


INTEL CORPORATION                         ADOPTER

By:_________________________________      _____________________________________
           Vice-President                            (Company Name)

Date:_______________________________      By:__________________________________

Address:                                  Name:________________________________
        Intel Corporation
        Digital Display Interface Office Title: ______________________________ M/S:
        2200 Mission College Blvd.        Date:________________________________
        Santa Clara, CA  95052-8119

                                    EXHIBIT C

            DIGITAL DISPLAY INTERFACE SPECIFICATION, [***] AGREEMENT

                                FOR THE INDUSTRY



[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
THIS IS A ROYALTY-FREE, RECIPROCAL PATENT LICENSE PROVIDED BY INTEL AND
SILICON IMAGE FOR ADOPTERS OF THE DIGITAL DISPLAY INTERFACE SPECIFICATION,
[***] WHO WISH TO MAKE USE OF THE DIGITAL DISPLAY INTERFACES ("DDI")
DESCRIBED IN THE DIGITAL DISPLAY INTERFACE SPECIFICATIONS, IN THEIR DDI-COMPLIANT PRODUCTS. WHEN ADOPTER'S AUTHORIZED REPRESENTATIVE DURING
THE ADOPTION PERIOD SIGNS THIS AGREEMENT AND DELIVERS IT TO INTEL AT THE
ADDRESS BELOW, THIS AGREEMENT WILL BE LEGALLY BINDING AND WILL EXTEND TO ALL FELLOW ADOPTERS.
--------------------------------------------------------------------------------
1.  Definitions: AS USED IN THIS AGREEMENT,

- "Adoption Period" means any time prior to the later of (1) the date six (6) months after [INSERT the public release date of the Digital Display Interface Specification] or (2) the date six (6) months after Adopter first sells a product that includes a Compliant Portion.

-    "Adopter" is the party identified at the end of this Agreement.

- "Fellow Adopters" are Intel Corporation ("Intel"), Silicon Image, Inc. ("SiI"), and any other entity which during the Adoption Period executes and delivers or has executed and delivered to Intel Corporation a substantially identical counterpart of this Agreement, including any of the party's Affiliates.

- "Affiliate" means any entity which directly or indirectly controls, is controlled by, or is under common control with the subject party, so long as such control exists.

- The "Digital Display Interface Specification" is the document entitled DIGITAL INTERFACE SPECIFICATION, [***] published by Intel.

- The "Digital Display Interfaces" are the electrical interfaces, mechanical interfaces, signals, signaling and coding protocols, and bus protocols disclosed in, and required by, the Digital Display Interface Specification, including described options in that specification.

- "Interface Claims" means claims of a patent or patent application, which are owned or controlled by a party, that must be infringed in order to comply with the Digital Display Interfaces. "Interface Claims" does not include claims relating to manufacturing technology, claims not required to be infringed in complying with the Digital Display Interfaces (even if in the same patent as Interface Claims), or claims which, if licensed, would require a payment of royalties to unaffiliated third parties.

- "Compliant Portion" means portions of products (hardware, software or combinations thereof) that implement and are compliant with the Digital Display Interfaces.

2.   RECIPROCAL LICENSE

- Each Fellow Adopter grants to each other Fellow Adopter a nonexclusive, royalty-free, irrevocable, nontransferable, non-sublicenseable, worldwide license under its Interface Claims to make, have made, use, import, offer to sell and sell products which implement and comply with the Digital Display Interfaces; provided that such license under Interface Claims shall not extend to features of a product which are not required to implement and comply with the Digital Display Interfaces.

-    Adopter hereby accepts the licenses granted by the Fellow Adopters.


[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

3.  General Legal Points

- NOT PARTNERS. The Parties are independent companies and are not partners or joint venturers with each other. Intel is not acting on behalf of any other entity including, but not limited to, other adopters or promoters of the Digital Display Interface Specification.

- NO WARRANTY. The Digital Display Interface Specification is provided "AS IS" WITH NO WARRANTIES WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, NONINFRINGEMENT OF THIRD-PARTY INTELLECTUAL PROPERTY, FITNESS FOR ANY PARTICULAR PURPOSE, OR ANY WARRANTY OTHERWISE ARISING OUT OF ANY PROPOSAL, SPECIFICATION, OR SAMPLE.

- DAMAGES. Neither Party will be liable to the other for any loss of profits, loss of use, incidental, consequential, indirect, or special damages arising out of this Agreement, whether or not such party had advance notice of the possibility of such damages.

- GOVERNING LAW. This Agreement shall be construed and controlled by the laws of Delaware. Any litigation arising out of this Agreement shall take place in Delaware, and the Parties irrevocably consent to jurisdiction of the state and Federal courts there.

- COMPLETE AGREEMENT, NO OTHER LICENSES. This Agreement sets forth the Parties' entire agreement regarding its subject matter. Except for the rights expressly provided by this Agreement, neither Party grants or receives, by implication, or estoppel, or otherwise, any rights under any patents or other intellectual property rights. No modifications or additions to or deletions from this Agreement shall be binding unless accepted in writing by an authorized representative of both Parties.

SILICON IMAGE, INC.

By:_________________________________
           Vice-President

Date:_______________________________


INTEL CORPORATION                         ADOPTER

By:_________________________________      _____________________________________
           Vice-President                            (Company Name)

Date:_______________________________      By:__________________________________

Address:                                  Name:________________________________
        Intel Corporation
        Digital Display Interface Office Title: ______________________________ M/S:
        2200 Mission College Blvd.        Date:________________________________
        Santa Clara, CA  95052-8119

                                    EXHIBIT D

                                      [***]






[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT E

                                      [***]





[***] Confidential Treatment has been requested for certain portions of this document. Such portions have been filed separately with the Securities and Exchange Commission.

                                     EXHIBIT F

          COPY OF CORPORATE NON DISCLOSURE AGREEMENT (CNDA), NUMBER 94185

                               BETWEEN INTEL AND SII

AGREEMENT DATE:               , 199     CNDA# 94185
               ---------------     --              --------------------------

                       CORPORATE NON-DISCLOSURE AGREEMENT

This Corporate Non-Disclosure Agreement ("Agreement") is entered into and made effective as of the date set forth above, by and between Intel Corporation ("Intel"), and the Participant identified below ("Participant"). Unless the Participant indicates that this Agreement will apply only to a specific division or location, this Agreement will apply to the Participant's entire company.

THE PARTIES AGREE AS FOLLOWS:

1. CONFIDENTIAL INFORMATION TRANSMITTAL FORM. This confidential proprietary and trade secret information of the disclosing party ("Confidential Information") to be disclosed hereunder is that information which (i) is described in the Confidential Information Transmittal Record ("CITR") excluded from time to time hereinafter and (ii) is marked with "confidential", "proprietary", or similar legend. CITRs are subject to the terms of this Agreement. CITRs will be executed by the parties prior to the disclosure of Confidential Information. All Confidential Information received from the disclosing party will be in tangible form. To be considered Confidential Information, non-tangible disclosures must be identified as confidential prior and [reduced in writing], marked as provided above and delivered to the receiving party within thirty (30) days of the original date of disclosure. The CITR will indicate the disclosing party, a description of the Confidential Information disclosed, the names of the representatives of the parties and the date when the disclosure covered by the CITR commenced.

2. OBLIGATIONS OF RECEIVING PARTY. The receiving party will maintain the confidentiality of the Confidential Information of the disclosing party with at least the same degree of care that it uses to protect its own confidential and proprietary information, but no less than a reasonable degree of care under the circumstances. The receiving party will not disclose any of the disclosing party's confidential information to any employees or to any third parties except the receiving party's employees, parent company and majority-owned subsidiaries who have a need to know and who agree to abide by non-disclosure terms at least as comprehensive as those set forth herein provided that the receiving party will be liable for breach by any such entity. The receiving party will not make any copies of the Confidential Information received from the disclosing party except as necessary for employees, parent company and majority-owned subsidiaries with a need to know. Any copies which are made will be identified as belonging to the disclosing party and marked "confidential", "proprietary", or with a similar legend.

3. PERIOD OF NON-ASSERTION. Unless a shorter period is indicated in the applicable CITR, the disclosing party will not assert any claims of breach of this Agreement or misappropriation of trade secrets against the receiving party arising from the receiving party's disclosure or the disclosing party's Confidential Information made more than five (5) years from the date of the CITR under which such Confidential Information was disclosed. However, unless at least one of the exceptions set forth in Section 4 below has occurred, the receiving party will continue to treat such Confidential Information as the confidential information of the disclosing party and only disclose any such Confidential Information to third parties under the terms of a non-disclosure agreement.

4. TERMINATION OF OBLIGATION OF CONFIDENTIALITY. The receiving party will not be liable for the disclosure of any Confidential Information which is

          (a) rightfully in the public domain other than by a breach of a duty in the disclosing party;

          (b) rightfully received from third party without any obligation of confidentiality;

          (c) rightfully known to the receiving party without any limitation on use or disclosure prior to its receipt from the disclosing party;

          (d) independently developed by employees of the receiving party; or

          (e) generally made available to third parties by the disclosing party without restriction on disclosure.

5. TITLE. Title or the right to possess Confidential Information as between the parties will remain in the disclosing party.

6. NO OBLIGATION OF DISCLOSURE, TERMINATION. Neither party has any obligation to disclose Confidential Information to the other. Either party may terminate this Agreement at any time without cause upon written notice to the other party; provided that each party's obligations with respect to Confidential Information disclosed during the term of this Agreement will survive any such termination. Either party may, at any time, (a) cease giving Confidential Information to the other party without any liability; and/or (b) request in writing the return or destruction of all or part of its Confidential Information previously disclosed, and all copies thereof, and the receiving party will promptly comply with such request and certify in writing its compliance.

7. RESIDUALS. Notwithstanding anything herein to the contrary, either party may use the Residuals for any purpose, including without limitation, use in development, manufacture, promotion, sale and maintenance of its products and services; provided that this right in Residuals does not represent a license under any patents, copyrights or other intellectual property rights of the disclosing party. The term "Residual" means any information retained in the unaided memories of the receiving party's employees who have had access to the disclosing party's Confidential Information pursuant to the terms of this Agreement. An employee's memory is unaided if the employee has not intentionally memorized the Confidential Information for the purpose of retaining and subsequently using or disclosing it.

8.        GENERAL.

          (a) This Agreement is neither intended to nor will it be construed as creating a joint venture, partnership or other form of business association between the parties nor an obligation to buy or sell products using or incorporating the Confidential Information.

          (b) Both parties understand and acknowledge that no license under any patent, copyright, trade secret or other intellectual property right is granted to or conferred upon either party in this Agreement or by the disclosure of any Confidential Information by one party to the other party as contemplated hereunder, either expressly, by implication, inducement, estoppel or otherwise, and that an license under such intellectual property rights must be express and in writing.

          (c) The failure of either party to enforce any right resulting from breach of any provision of this Agreement by the other party will not be deemed a waiver of any right relating to a subsequent breach of such provision or any other right hereunder.

          (d) This Agreement will be governed by the laws of the State of Delaware without reference to conflict of law principles.

          (e) This Agreement, any accompanying CITR and CITRs executed from time to time hereafter which incorporate the terms of this Agreement, constitutes the entire agreement between the parties with respect to the disclosure(s) of Confidential Information described in each CITR, and may not be amended except in a writing signed by a duly authorized representative of the respective parties. Any other agreement between the parties, including non-disclosure agreements, will not be affected by this Agreement.


INTEL CONTACT:  MICHAEL HAMANN       M/S:                                  TEL. NO.
                -------------------      -------------------------------           ------------------------

AGREED:                              PARTICIPANT AND INTEL AGREE THAT      PARTICIPANT:  SILICON IMAGE
INTEL CORPORATION                    THIS AGREEMENT SHALL SUPERCEDE                      10131 BUBB RD.
2200 Mission College Blvd.           SECTION 1.2 OF PARTICIPANT'S THIRD                  Address
Santa Clara, CA  95052-8119          AMENDED AND RESTATED INVESTORS                      CUPERTINO    CA      95014
                                     RIGHTS AGREEMENT DATED JULY 29, 1998.               (city)       (state) (zip)


                         --------------------------
                                   Intel


  /s/ [Illegible]                                          /s/ Scott A. Macomber
---------------------------------------------------------  --------------------------------------
Signature (V.P.)                                           Signature of Authorized Representative
                                                           (e.g, President or Vice President)

  Vice President Director of Sales                         Scott A. Macomber
---------------------------------------------------------  --------------------------------------
Printed Name                                               Printed Name


                                                           President
---------------------------------------------------------  --------------------------------------
Title                                                      Title


                                PARTICIPANT